UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2021 (March 31, 2021)

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, Ribbon Communications Inc., (the “Company”) entered into a new compensation arrangements with each of Steven Bruny, Executive Vice President Sales, Americas Region, and Tony Scarfo, Executive Vice President & General Manager, Cloud & Edge Business Unit (each an “Amended Agreement” and, collectively, the “Amended Agreements”). Under the terms of the Amended Agreements, the minimum base salary payable to Messrs. Bruny and Scarfo was increased to $405,000 per annum (effective as March 1, 2021) and their target bonus was decreased from 100% of their then current base salary to 75% of base salary. In addition, with respect to the Amended Agreement for Mr. Scarfo, the annual cost-of-living adjustment was eliminated. All other material terms, including those set forth in the Severance Agreement dated January 29, 2020, entered into with each of Messrs. Bruny and Scarfo, remain unchanged.

The foregoing description of the Amended Agreements is qualified in its entirety by reference to the (i) Employment Letter Agreement, dated March 31, 2021, between the Company and Steven Bruny, and (ii) the Amended and Restated Letter Employment Agreement, dated March 31, 2021, between the Company and Anthony Scarfo, respectively, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employment Letter Agreement, dated March 31, 2021, between the Company and Steven Bruny
10.2	Amended and Restated Employment Letter Agreement, dated March 31, 2021, between the Company and Anthony Scarfo
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2021	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
Name: Patrick Macken
Title: Executive Vice President, Chief Legal Officer and Secretary